SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1998

                           HIGHWOODS PROPERTIES, INC.
               (Exact name of registrant specified in its charter)
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         Maryland                          1-13100                        56-1871668
(State of Incorporation)           (Commission File Number)      (IRS Employer Identification No.)
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         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (919) 872-4924



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Item 5.           OTHER EVENTS

         On June 10, 1998, Highwoods/Forsyth Limited Partnership (the "Operating Partnership"), the subsidiary through which Highwoods Properties, Inc. conducts substantially all its business and owns substantially all its assets, changed its name to "Highwoods Realty Limited Partnership."

         The Operating Partnership has two outstanding securities (the "Notes") listed on the New York Stock Exchange, $100,000,000 6 3/4% Notes due December 1, 2003 and $110,000,000 7% Notes due December 1, 2006. The CUSIP numbers and trading symbols for the Notes will not change, but they will begin trading under the Operating Partnership's new name at the opening of business on June 19, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HIGHWOODS PROPERTIES, INC.


                                     By:      /s/ Carman J. Liuzzo
                                              --------------------
                                              Carman J. Liuzzo
                                              Vice President and
                                              Chief Financial Officer


Date: June 18, 1998